EXHIBIT 10.2

EXECUTION VERSION

SUBSIDIARIES GUARANTY

SUBSIDIARIES GUARANTY

from

the Subsidiary Guarantors Named Herein,

to

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as ADMINISTRATIVE AGENT

SUBSIDIARIES GUARANTY

SUBSIDIARIES GUARANTY (as amended, modified, restated and/or supplemented from time to time, this “Guaranty”), dated as of October 10, 2012, made by and among each of the undersigned guarantors (each, a “Subsidiary Guarantor” and, together with any other entity that becomes a guarantor hereunder pursuant to Section 22 hereof, collectively, the “Subsidiary Guarantors”) in favor of Deutsche Bank Trust Company Americas, as Administrative Agent (together with any successor administrative agent, the “Administrative Agent”), for the benefit of the Guaranteed Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H :

WHEREAS, Leap Wireless International, Inc. (“Holdings”), Cricket Communications, Inc., (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement, dated as of October 10, 2012 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to the Borrower, all as contemplated therein (the Lenders and the Administrative Agent are herein called the “Lender Creditors”);

WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and, together with the Lender Creditors, the “Guaranteed Creditors”, with each such Interest Rate Protection Agreement with an Other Creditor being herein called a “Secured Hedging Agreement”);

WHEREAS, each Subsidiary Guarantor is a direct or indirect Subsidiary of Holdings;

WHEREAS, it is a condition precedent to the making of Loans to the Borrower under the Credit Agreement and to the Other Creditors entering into Secured Hedging Agreements that each Subsidiary Guarantor shall have executed and delivered to the Administrative Agent this Guaranty; and

WHEREAS, each Subsidiary Guarantor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and the entering into by the Borrower of Secured Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and the Other Creditors to enter into Secured Hedging Agreements with the Borrower;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Subsidiary Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Subsidiary Guarantor hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Guaranteed Creditors and hereby covenants and agrees with each other Subsidiary Guarantor and the Administrative Agent for the benefit of the Guaranteed Creditors as follows:

1. GUARANTY. (a) Each Subsidiary Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees as a primary obligor and not merely as surety:

(i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of (x) the principal of, premium, if any, and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and (y) all other obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrower to the Lender Creditors under each Credit Document to which the Borrower is a party (including, without limitation, indemnities, fees and interest thereon (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Credit Agreement, whether or not such interest is an allowed claim in any such proceeding)), whether now existing or hereafter incurred under, arising out of or in connection with each such Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions, covenants and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations under this clause (i), except to the extent consisting of obligations or liabilities with respect to Secured Hedging Agreements, being herein collectively called the “Credit Document Obligations”); and

(ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of all obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective Secured Hedging Agreements, whether or not such interest is an allowed claim in any such proceeding) owing by the Borrower under each Secured Hedging Agreement to which it is a party, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all of the terms, conditions, covenants and agreements contained therein (all such obligations, liabilities and indebtedness being herein collectively called the “Other Obligations”, and together with the Credit Document Obligations are herein collectively called the “Guaranteed Obligations”).

Each Subsidiary Guarantor understands, agrees and confirms that the Guaranteed Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Subsidiary Guarantor without proceeding against any other Guarantor, the Borrower, or against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. This Guaranty is a guaranty of prompt payment and performance and not of collection.

(b) Additionally, each Subsidiary Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 10.05 of the Credit Agreement, and unconditionally, jointly and severally, promises to pay such Guaranteed Obligations to the Guaranteed Creditors, or order, on demand, in lawful money of the United States.

2. LIABILITY OF SUBSIDIARY GUARANTORS ABSOLUTE. The liability of each Subsidiary Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations whether executed by such Subsidiary Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Subsidiary Guarantor hereunder shall not be affected or impaired by: (a) any direction as to application of payment by the Borrower or any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a Guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking (other than payment of the Guaranteed Obligations to the extent of such payment), (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) the failure of the Subsidiary Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty, (f) any payment made to any Guaranteed Creditor on the indebtedness which any Guaranteed Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Subsidiary Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (g) any action or inaction by the Guaranteed Creditors as contemplated in Section 5 hereof or (h) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

3. OBLIGATIONS OF SUBSIDIARY GUARANTORS INDEPENDENT. The obligations of each Subsidiary Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, the Borrower, and a separate action or actions may be brought and prosecuted against each Subsidiary Guarantor whether or not action is brought against any other Subsidiary Guarantor, any other guarantor, the Borrower and whether or not any other Subsidiary Guarantor, any other guarantor, the Borrower be joined in any such action or actions. Each Subsidiary Guarantor waives (to the fullest extent permitted by law) the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Subsidiary Guarantor.

4. WAIVERS BY SUBSIDIARY GUARANTORS. (i) Each Subsidiary Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor’s power whatsoever. Each Subsidiary Guarantor waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party, other than payment of the Guaranteed Obligations to the extent of such payment, based on or arising out of the disability of the Borrower, any Subsidiary Guarantor, any other guarantor or any other party, or the validity, legality or unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment of the Guaranteed Obligations to the extent of such payment. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent or any other Guaranteed Creditor, and the Collateral Trustee may, at its election, foreclose on any security held by it, in each case by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors or the Collateral Trustee, respectively, may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent the Guaranteed Obligations have been paid. Each Subsidiary Guarantor waives any defense arising out of any such election by the Guaranteed Creditors or the Collateral Trustee, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of a Subsidiary Guarantor against the Borrower or any other party or any security.

(b) Each Subsidiary Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Each Subsidiary Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which any Subsidiary Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any of the other Guaranteed Creditors shall have any duty to advise any Subsidiary Guarantor of information known to them regarding such circumstances or risks.

(c) Until such time as the Guaranteed Obligations have been paid in full in cash, each Subsidiary Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Guaranteed Creditors against the Borrower or any other guarantor of the Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Borrower or any other guarantor which it may at any time otherwise have as a result of this Guaranty.

(d) Each Subsidiary Guarantor hereby acknowledges and agrees that no Guaranteed Creditor nor any other Person shall be under any obligation (a) to marshal any assets in favor of such Subsidiary Guarantor or in payment of any or all of the liabilities under the Credit Documents or the obligation of such Subsidiary Guarantor hereunder or (b) to pursue any other remedy that such Subsidiary Guarantor may or may not be able to pursue itself any right to which such Subsidiary Guarantor hereby waives.

(e) Each Subsidiary Guarantor warrants and agrees that each of the waivers set forth in Section 3 and in this Section 4 is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by applicable law.

5. RIGHTS OF GUARANTEED CREDITORS. Subject to Sections 4 and 13, any Guaranteed Creditor may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any Subsidiary Guarantor, without incurring responsibility to such Subsidiary Guarantor, without impairing or releasing the obligations or liabilities of such Subsidiary Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest or fees thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, accelerated, renewed or altered (so long as otherwise undertaken in connection with the Credit Agreement);

(b) in each case, in accordance with and to the extent permitted by the Security Documents, take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property or other collateral by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

(c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party, any Subsidiary thereof, any other guarantor of the Borrower or others or otherwise act or refrain from acting;

(d) release or substitute any one or more endorsers, Subsidiary Guarantors, other guarantors, the Borrower or any other obligors;

(e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof;

(f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Guaranteed Creditors regardless of what liabilities of the Borrower remain unpaid;

(g) consent to or waive any breach of, or any act, omission or default under, any of the Secured Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Secured Hedging Agreements, the Credit Documents or any of such other instruments or agreements (so long as otherwise undertaken in accordance with the Credit Agreement); and/or

(h) take any other action or omit to take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Subsidiary Guarantor from its liabilities under this Guaranty.

No invalidity, illegality, irregularity or unenforceability of all or any part of the Guaranteed Obligations, the Credit Documents or any other agreement or instrument relating to the Guaranteed Obligations or of any security or guarantee therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations.

6. CONTINUING GUARANTY. Subject to Section 17, this Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Guaranteed Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Guaranteed Creditor would otherwise have. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Guaranteed Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Guaranteed Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. [RESERVED].

8. GUARANTY ENFORCEABLE BY ADMINISTRATIVE AGENT. Notwithstanding anything to the contrary contained elsewhere in this Guaranty, the Guaranteed Creditors agree (by their acceptance of the benefits of this Guaranty) that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Guaranteed Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or, after all the Credit Document Obligations have been paid in full, by the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Guaranteed Creditors upon the terms of this Guaranty and the Security Documents. The Guaranteed Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Subsidiary Guarantor (except to the extent such partner, member or stockholder is also a Subsidiary Guarantor hereunder). It is understood and agreed that the agreement in this Section 8 is among and solely for the benefit of the Guaranteed Creditors and that, if the Required Lenders (or, after the date on which all Credit

Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) so agree (without requiring the consent of any Subsidiary Guarantor), this Guaranty may be directly enforced by any Guaranteed Creditor.

9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SUBSIDIARY GUARANTORS. In order to induce the Lenders to make Loans to the Borrower pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Secured Hedging Agreements to which they are a party, each Subsidiary Guarantor represents, warrants and covenants that:

(a) As of the date hereof the representations and warranties contained in Section 7 of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to any Subsidiary Guarantor, are true and correct in all material respects (or, to the extent a representation and warranty contains a materiality or Material Adverse Effect qualification, in all respects), and shall be true and correct in all material respects (or, to the extent a representation and warranty contains a materiality or Material Adverse Effect qualification, in all respects) on each day on which such representations and warranties will be repeated in accordance with the Credit Documents (in each case except to the extent they relate to any earlier date in which case they shall be true and correct in all material respects as of such earlier date);

(b) until the termination of the Total Commitment and all Secured Hedging Agreements and until such time as no Note remains outstanding and all Guaranteed Obligations have been paid in full (other than indemnities described in Section 12.01 of the Credit Agreement and analogous provisions in the Security Documents and other contingent obligations which are not then due and payable), such Subsidiary Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 8 and 9 of the Credit Agreement (to the extent the same are applicable to such persons), and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Sections 8 and 9 of the Credit Agreement (to the extent the same are applicable to such persons), in each case so that no Default or Event of Default, is caused by the actions of such Subsidiary Guarantor or any of its Subsidiaries; and

(c) to the extent requested by such Subsidiary Guarantor, an executed (or conformed) copy of each of the Credit Documents and the Secured Hedging Agreements has been made available to such Subsidiary Guarantor.

10. EXPENSES. The Subsidiary Guarantors hereby jointly and severally agree to pay all reasonable and documented in reasonable detail out-of-pocket costs and expenses of the Administrative Agent and each other Guaranteed Creditor in connection with the enforcement of this Guaranty and the protection of the Guaranteed Creditors’ rights hereunder and any amendment, waiver or consent relating hereto (including, in each case, without limitation, the reasonable fees and disbursements of counsel (excluding in-house counsel) employed by the Administrative Agent and each other Guaranteed Creditor).

11. BENEFIT AND BINDING EFFECT. This Guaranty shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the Guaranteed Creditors and their successors and assigns.

12. AMENDMENTS; WAIVERS. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except in accordance with Section 12.12 of the Credit Agreement.

13. SET OFF. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any “Event of Default” as defined in the Credit Agreement and any payment default under any Secured Hedging Agreement continuing after any applicable grace period), each Guaranteed Creditor is hereby authorized, at any time or from time to time, without notice to any Subsidiary Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Guaranteed Creditor to or for the credit or the account of such Subsidiary Guarantor, against and on account of the obligations and liabilities of such Subsidiary Guarantor to such Guaranteed Creditor under this Guaranty, irrespective of whether or not such Guaranteed Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Guaranteed Creditor (by its acceptance of the benefits hereof) acknowledges and agrees that the provisions of this Section 13 are subject to the sharing provisions set forth in Section 12.06 of the Credit Agreement.

14. NOTICE. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, facsimile or other electronic means of written communication and all such notices and communications shall be effective when deposited in the mails, or sent by facsimile or other electronic means of written communication, except that notices and communications to the Administrative Agent or any Subsidiary Guarantor shall not be effective until received by the Administrative Agent or such Subsidiary Guarantor, as the case may be. All notices and other communications shall be in writing and addressed to such party at (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Subsidiary Guarantor, at its address set forth opposite its signature page below, and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Subsidiary Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

15. REINSTATEMENT. If any claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including, without limitation, the Borrower), then and in such event each Subsidiary Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Subsidiary Guarantor, notwithstanding any revocation hereof or the cancellation of any Note, any Secured Hedging Agreement or any other instrument evidencing any liability of the Borrower, and such Subsidiary Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

16. CONSENT TO JURISDICTION; SERVICE OF PROCESS; AND WAIVER OF TRIAL BY JURY. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE GUARANTEED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT TO WHICH ANY SUBSIDIARY GUARANTOR IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED WITHIN THE CITY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN ANY MORTGAGE, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH SUBSIDIARY GUARANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER IT. EACH SUBSIDIARY GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE THE BORROWER’S SIGNATURE TO THE CREDIT AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY SUBSIDIARY GUARANTOR IN ANY OTHER JURISDICTION.

(b) Each Subsidiary Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Subsidiary Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c) EACH SUBSIDIARY GUARANTOR AND EACH GUARANTEED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH SUBSIDIARY GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

17. RELEASE OF LIABILITY OF SUBSIDIARY GUARANTOR. In the event that any Subsidiary Guarantor and/or its properties are released from the Security Documents and/or this Agreement as set forth in Section 11.10 of the Credit Agreement, such Subsidiary Guarantor shall be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Subsidiary Guarantor or Subsidiary Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or other equity interests of any Subsidiary Guarantor shall be deemed to be a sale of such Subsidiary Guarantor for the purposes of this Section 17 and Section 11.10 of the Credit Agreement).

18. CONTRIBUTION. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Subsidiary Guarantor against each other Subsidiary Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Subsidiary Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Subsidiary Guarantor that results in the aggregate payments made by such Subsidiary Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Subsidiary Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Subsidiary Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Subsidiary Guarantor shall have a right of contribution against each other Subsidiary Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Subsidiary Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Subsidiary Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Subsidiary Guarantor and the denominator of which is the Aggregate Excess Amount of all Subsidiary Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Subsidiary Guarantor. A Subsidiary Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; provided that no Subsidiary Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash and the Total Commitment has been terminated, it being expressly recognized and agreed by all parties hereto that any Subsidiary Guarantor’s right of contribution arising pursuant to this Section 18 against any other Subsidiary Guarantor shall be expressly junior and subordinate to such other Subsidiary Guarantor’s obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 18: (i) each Subsidiary Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Subsidiary Guarantor by (y) the aggregate Adjusted Net Worth of all Subsidiary Guarantors; (ii) the “Adjusted Net Worth” of each Subsidiary Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Subsidiary Guarantor and (y) zero; and (iii) the “Net Worth” of each Subsidiary Guarantor shall mean the amount by which the fair saleable value of such Subsidiary Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty) on such date. Notwithstanding anything to the contrary contained above, any Subsidiary Guarantor that is released from this Guaranty pursuant to Section 17 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 18, and at the time of any such release, if the released Subsidiary Guarantor had an Aggregate Excess Amount or an Aggregate Deficit Amount, same shall be deemed reduced to $0, and the contribution rights and obligations of the remaining Subsidiary Guarantors shall be recalculated on the respective date of release (as otherwise provided above) based on the payments made hereunder by the remaining Subsidiary Guarantors. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 18, each Subsidiary Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Subsidiary Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash. Each of the Subsidiary Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Subsidiary Guarantor has the right to waive its contribution right against any Subsidiary Guarantor to the extent that after giving effect to such waiver such Subsidiary Guarantor would remain solvent, in the determination of the Required Lenders.

19. LIMITATION ON GUARANTEED OBLIGATIONS. It is the desire and intent of each Subsidiary Guarantor and the Guaranteed Creditors that this Guaranty shall be enforced against the Subsidiary Guarantors to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of a Subsidiary Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of such Subsidiary Guarantor’s obligations under this Guaranty shall be deemed to be reduced and such Subsidiary Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

20. COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

21. PAYMENTS. All payments made by any Subsidiary Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 4.02 and 4.03 of the Credit Agreement.

22. ADDITIONAL SUBSIDIARY GUARANTORS. It is understood and agreed that any Restricted Subsidiary of Holdings that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Subsidiary Guarantor hereunder by (x) executing and delivering a counterpart hereof to the Administrative Agent or executing a Guaranty Supplement substantially in the form of Exhibit A hereto and delivering same to the Administrative Agent, in each case as may be requested by (and in form and substance satisfactory to) the Administrative Agent and (y) taking all actions as specified in this Guaranty as would have been taken by such Subsidiary Guarantor had it been an original party to this Guaranty, in each case with all documents and actions required to be taken above to be taken to the reasonable satisfaction of the Administrative Agent.

23. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Guaranty are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

* * *

IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address:

5887 Copley Drive San Diego, CA 92111	CRICKET LICENSE COMPANY, LLC, as a Guarantor

	By:	/s/ James Seines	,
Name: James Seines
Title: VP, Treasurer

Accepted and Agreed to:

Deutsche Bank Trust Company Americas, as Administrative Agent

By:	/s/ Anca Trifan	,
Name: Anca Trifan
Title: Managing Director

By:	/s/ Omayra Laucella	,
Name: Omayra Laucella
Title: Director

EXHIBIT A TO SUBSIDIARIES GUARANTY

FORM OF GUARANTY SUPPLEMENT

SUPPLEMENT NO.         dated as of                 , 20        , to the Subsidiaries Guaranty dated as of October 10, 2012, among CRICKET LICENSE COMPANY, LLC, a Delaware limited liability company, the other Subsidiary Guarantors party thereto from time to time and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Subsidiaries Guaranty”).

A. Reference is made to the Credit Agreement, dated as of October [    ], 2012 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), by, among others, Leap Wireless International, Inc., a Delaware corporation (“Holdings”), Cricket Communications, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto, and Deutsche Bank Trust Company Americas, as Administrative Agent for the Lenders.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Subsidiaries Guaranty, as applicable.

C. The Subsidiary Guarantors have entered into the Subsidiaries Guaranty in order to induce the Lenders to make Loans to the Borrower and the other Guaranteed Creditors (as defined in the Subsidiaries Guaranty) to enter into Interest Rate Protection Agreements. Section 22 of the Subsidiaries Guaranty provides that additional Restricted Subsidiaries of Holdings may become Subsidiary Guarantors under the Subsidiaries Guaranty by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Subsidiaries Guaranty as consideration for Loans previously made.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

Section 1. In accordance with Section 22 of the Subsidiaries Guaranty, the New Subsidiary by its signature below becomes a Subsidiary Guarantor under the Subsidiaries Guaranty with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Subsidiaries Guaranty applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct in all material respects (or, to the extent a representation and warranty contains a materiality or Material Adverse Effect qualification, in all respects) on and as of the date hereof (except to the extent that such representations and warranties relate to any earlier date in which case they shall be true and correct in all material respects as of such earlier date). Each reference to a “Subsidiary Guarantor” in the Subsidiaries Guaranty shall be deemed to include the New Subsidiary as if originally named therein as a Subsidiary Guarantor. The Subsidiaries Guaranty is hereby incorporated herein by reference.

Exhibit A-1

Section 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Guaranteed Creditors that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed counterpart of a signature page of this Supplement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Supplement.

Section 4. Except as expressly supplemented hereby, the Subsidiaries Guaranty shall remain in full force and effect.

Section 5.

(a) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT TO WHICH ANY SUBSIDIARY GUARANTOR IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED WITHIN THE CITY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN ANY MORTGAGE, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUPPLEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS SUPPLEMENT OR ANY OTHER CREDIT DOCUMENT, EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH SUBSIDIARY GUARANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH

Exhibit A-2

RESPECT TO THIS SUPPLEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER IT. EACH SUBSIDIARY GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE THE BORROWER’S SIGNATURE TO THE CREDIT AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY SUBSIDIARY GUARANTOR IN ANY OTHER JURISDICTION.

(b) New Subsidiary hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Supplement or any other Credit Document to which New Subsidiary is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

(d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, THE OTHER CREDIT DOCUMENTS TO WHICH NEW SUBSIDIARY IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 6. If any provision of this Supplement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provision. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Subsidiaries Guaranty.

Section 8. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement as provided in Section 4.03(a) of the Subsidiaries Guaranty.

Exhibit A-3

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Subsidiaries Guaranty as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:
Name:
Title:

Exhibit A-4